Exhibit 10.10

TERCICA, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of July 30, 2007 by and among Tercica, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Common Stock set forth on Exhibit A hereto (the “Investors”) and the Founders listed on Exhibit B hereto (the “Founders”).

RECITALS

WHEREAS, the Company, the Investors and the Founders are parties to that certain Amended and Restated Investors’ Rights Agreement, dated as of July 9, 2003, as amended (the “Prior Agreement”); and

WHEREAS, the Company, the Investors and the Founders (for and on behalf of all Investors and all Founders) who have executed this Agreement wish to amend and restate the Prior Agreement in its entirety as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and covenants contained in this Agreement and other valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendment of Prior Agreement. Effective and contingent upon the execution of this Agreement by the Company and the Holders (as such term is defined in the Prior Agreement) of a majority-in-interest of the Registrable Securities (as such term is defined in the Prior Agreement) outstanding on the date of this Agreement not including the Founder Shares (as such term is defined in the Prior Agreement), the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of such parties with respect to registration rights of the Company’s securities and certain other rights, as set forth herein. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Closing” shall have the same meaning as the meaning ascribed to the term “Closing” under the Genentech Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock of the Company.

“Common Stock Warrant” shall mean the warrant to purchase 146,250 shares of Common Stock issued to Three Crowns Capital as of May 16, 2002.

“Conversion Stock” shall mean the shares of Common Stock issuable or issued upon conversion of the Shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Final Genentech Closing” shall mean the earlier to occur of (i) the termination of the Genentech Purchase Agreement or (ii) the final Closing under the Genentech Purchase Agreement.

“Founder” shall mean each person or entity (and their respective affiliates) listed on Exhibit B hereto.

“Founder Shares” shall mean all shares of Common Stock of the Company respectively owned by the Founders, whether now owned or acquired in the future.

“Fully-Diluted Basis” shall mean the then outstanding shares of Common Stock of the Company, shares of Common Stock issuable upon exercise of outstanding options, warrants or other convertible securities, and any Common Stock reserved for future issuance pursuant to plans approved by the Board of Directors.

“Genentech” shall mean Genentech, Inc., a Delaware corporation.

“Genentech Common Shares” shall mean the shares of Common Stock issued to Genentech pursuant to the Genentech Purchase Agreement.

“Genentech Purchase Agreement” shall mean that certain Common Stock Purchase Agreement, dated as of July 6, 2007, by and between the Company and Genentech, as the same may be amended from time to time.

“Holder” shall mean the holders of Registrable Securities that have not been sold to the public and any person holding such Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 2.13 hereof.

“Initiating Holders” shall mean the Holder or Holders of at least fifty percent (50%) of the Registrable Securities then outstanding; provided, further, that each Founder and any holder of the Warrant Shares shall not be deemed a “Holder”, and the Founder Shares and the Warrant Shares shall not be deemed “Registrable Securities” for purposes of defining those Holders of Registrable Securities that are eligible to request a registration pursuant to Section 2.5(a).

“Ipsen” shall mean Ipsen S.A., a French société anonyme and/or one or more of its affiliates.

“Ipsen Holder” shall mean a holder of Ipsen Registrable Securities.

“Ipsen Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the Ipsen Rights Agreement.

“Ipsen Registration” shall mean any registration effected at the request of an Ipsen Holder pursuant to the Ipsen Rights Agreement.

“Ipsen Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of October 13, 2006, by and among the Company, Ipsen and Suraypharm, as the same may be amended from time to time.

“Kingsbridge Registration” shall mean any registration effected pursuant to that certain Registration Rights Agreement, dated as of October 14, 2005, by and between the Company and Kingsbridge Capital Limited, as the same may be amended from time to time.

“Registrable Securities” means (a) the Conversion Stock, (b) any Common Stock issuable or issued with respect to, or in exchange for or in replacement of, the Conversion Stock or other securities convertible into or exercisable for Conversion Stock upon any stock split, stock dividend, recapitalization, subdivision or similar event, (c) the Genentech Common Shares, (d) the Founder Shares, and (e) the Warrant Shares; provided, however, that (i) for the purposes of Sections 2.5 and 2.7, the Founder Shares and the Warrant Shares shall not be deemed “Registrable Securities” and the Founders and the holder of the Warrant Shares shall not be deemed “Holders”; and (ii)(A) the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned pursuant to Section 2.13 hereof; (B) shares of Common Stock or other securities shall only be treated as Registrable Securities if and as long as they have not been (1) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (2) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; and (C) any shares of Common Stock held by a Holder shall cease to be included in the definition of Registrable Securities when all of the Registrable Securities then held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 under the Securities Act) may be sold pursuant to Rule 144 under the Securities Act during any ninety (90) day period.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.5, 2.6 and 2.7 hereof, including, without limitation, all out-of-pocket registration, qualification and filing fees, accounting fees related thereto, printing expenses, escrow fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one (1) special counsel to the selling Holders.

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered on behalf of the Holders.

“Series A Shares” shall mean the shares of the Company’s Series A Preferred Stock issued (i) pursuant to the Series A Purchase Agreement and (ii) upon the exercise of the Series A Warrants.

“Series A Warrants” shall mean (i) the warrant to purchase 7,500 shares of the Company’s Series A Preferred Stock issued to T-Bolaget AB dated January 31, 2002, (ii) the warrant to purchase 12,500 shares of the Company’s Series A Preferred Stock issued to T-Bolaget AB dated January 31, 2002, (iii) the warrant to purchase 7,500 shares of the Company’s Series A Preferred Stock issued to Texcel International AB dated January 31, 2002, and (iv) the warrant to purchase 12,500 shares of the Company’s Series A Preferred Stock issued to Texcel International AB dated January 31, 2002.

“Series A Purchase Agreement” shall mean that certain Series A Preferred Stock Purchase Agreement, dated as of May 16, 2002, by and between the Company and certain of the Investors.

“Series B Purchase Agreement” shall mean that certain Series B Preferred Stock Purchase Agreement, dated as of July 9, 2003, by and between the Company and certain of the Investors.

“Series B Shares” shall mean the shares of the Company’s Series B Preferred Stock issued pursuant to the Series B Purchase Agreement.

“Suraypharm” shall mean Suraypharm, a French société par actions simplifiée, a subsidiary of Ipsen.

“Shares” shall mean, collectively, the Series A Shares and Series B Shares.

“VLL” shall mean Venture Lending & Leasing IV, LLC.

“VLL Agreement” shall mean that certain Common Stock Agreement, dated as of January 21, 2005, by and between the Company and VLL, as the same may be amended from time to time.

“VLL Holder” shall mean VLL and/or one or more of its affiliates.

“VLL Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the VLL Agreement.

“Warrant Shares” shall mean the shares of Common Stock issued upon conversion of the Common Stock Warrant.

2. Restrictions on Transferability of Securities; Compliance with Securities Act; Registration Rights.

2.1 Restrictions on Transferability. The Shares and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or the Conversion Stock held by Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

2.2 Restrictive Legend. Each certificate representing (i) the Shares, (ii) the Conversion Stock or (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state or international securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN

EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Shares or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.

2.3 Notice of Proposed Transfers.

(a) The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to any of its partners, members, grantors to a trust that is an Investor, or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of its partners, members or other equity owners or retired partners, retired members or other equity owners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144(k), as long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, sale, assignment or pledge.

(b) Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder’s expense, by either (i) a written opinion of legal counsel (who shall, and whose legal opinion shall be, reasonably satisfactory to the Company) addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company.

(c) Each certificate evidencing the Restricted Securities transferred in accordance with this Section 2 shall bear the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and in the reasonable opinion of the Company’s counsel, such legend is not required in order to establish compliance with any provision of the Securities Act.

2.4 Removal of Restrictions on Transfer of Securities. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such securities can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

2.5 Requested Registration.

(a) Request for Registration. If (x) the Company shall receive at any time a written request from the Initiating Holders that the Company file a registration statement with respect to the Registrable Securities and the anticipated aggregate offering price of the Registrable Securities requested to be so registered shall be equal to or exceed $10,000,000 (prior to the deduction of underwriter discounts or commissions and offering expenses), in each case subject to a minimum offering price to the public of $12.00 per share (as adjusted for stock splits, stock dividends, reclassifications, subdivisions combinations and the like after the date of this Agreement), then (y) the Company will use commercially reasonable efforts to:

(A) within ten days of the receipt by the Company of such notice, give written notice of the proposed registration statement to all other Holders; and

(B) as soon as practicable thereafter, effect such registration under the Securities Act as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such Initiating Holders’ request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in written requests received by the Company within twenty (20) days after delivery of such written notice by the Company.

Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.5:

(1) In any particular jurisdiction in which the Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(2) During the period starting with the date sixty (60) days prior to the Company’s good faith estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective;

(3) After the Company has filed two (2) such registrations pursuant to this Section 2.5(a), and such registrations have been declared or ordered effective;

(4) If the Initiating Holders’ written request proposes to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.7 below;

(5) If the Initiating Holders’ written request does not request that such offering be firmly underwritten by a managing underwriter of national standing;

(6) If the Initiating Holders are unable to obtain the commitment of a nationally recognized underwriter to firmly underwrite the offering; or

(7) If the Company shall furnish to the Initiating Holders requesting a registration statement pursuant to this Section 2.5 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period not to exceed 120 days from the date of receipt of the written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period and the Company shall not register any securities for the account of itself or any other stockholders of the Company during such 120 day period (other than a Kingsbridge Registration, an Ipsen Registration, a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

(b) Underwriting. In the event that a registration pursuant to Section 2.5(a) is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.5(a). The right of any Holder to registration pursuant to Section 2.5(a) shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 2.5(b), and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter. The managing underwriter shall be of recognized national standing, shall be selected by the Company and shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting. The Initiating Holders shall so advise the Company and all Holders distributing their securities through such underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration shall be allocated among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Securities underwritten in such a registration be limited unless and until all shares held by persons other than the holders of the Registrable Securities are completely excluded from such offering.

The limitation on the number of registrations under this Section 2.5 set forth in Section 2.5(a) shall not apply to any registration in which more than 50% of the Registrable Securities requested by Holders to be included in such registration are excluded pursuant to the preceding paragraph; provided that (i) the aggregate number of shares of Registrable Securities initially requested by such Holders to be so registered is not greater than that number of shares that represents 20% of the then outstanding capital stock of the Company on a Fully-Diluted Basis, and (ii) the applicable provisions of Section 2.5(a)(x) have been satisfied as of the effective date of such registration statement.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

2.6 Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a Kingsbridge Registration, an Ipsen Registration, a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or a registration pursuant to Section 2.5 hereof), the Company shall:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration, and in any underwriting involved therein, subject to Section 2.6(b) below, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after delivery of such written notice by the Company, by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first, to the Company; second, to the selling Holders, any selling Ipsen Holders and any selling VLL Holders on a pro rata basis based on the total number of Registrable Securities, Ipsen Registrable Securities and VLL Registrable Securities held by the selling Holders, any selling Ipsen Holders and any selling VLL Holders, respectively; and third, to any stockholder of the Company (other than a Holder, an Ipsen Holder or a VLL Holder); provided, however, that in no event shall (i) the aggregate number of Registrable Securities, Ipsen Registrable Securities and VLL Registrable Securities of the selling Holders, any selling Ipsen Holders and any selling VLL Holders included in the offering be reduced to below twenty-five percent (25%) of the total number of securities included in such offering, or (ii) any Warrant Shares or securities held by a Founder be included in such offering if any Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities held by any selling Holder, any selling Ipsen Holder or any selling VLL Holder, respectively, are excluded from such offering. The Company shall so advise all Holders distributing their securities through such underwriting of such exclusion or limitation, and in the case of a limitation, the number of shares of Registrable Securities that may be included in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holders, Ipsen Holders or VLL Holders to the nearest 100 shares. In no event shall the number of Registrable Securities underwritten in such an offering be limited unless and until all other shares held by persons other than a Holder, an Ipsen Holder or a VLL Holder are completely excluded from such offering.

For purposes of the preceding paragraph as it relates to apportionment, for any Holder, Ipsen Holder or VLL Holder that has requested to include its Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities, as the case may be, in an underwritten offering and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, Ipsen Holder or VLL Holder or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” “Ipsen Holder” or “VLL Holder,” as the case may be, and any pro rata reduction with respect to such Holder, Ipsen Holder or VLL Holder shall be based upon the aggregate amount of Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities, as the case may be, owned by all such related entities and individuals; provided that all such affiliated entities shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action hereunder.

If any Holder or Holders disapprove of the terms of any such underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.6 prior to the effectiveness of such registration whether or not any Holder, Ipsen Holder or VLL Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company.

(d) Amendments and Waivers. Notwithstanding Section 5.1 hereof, for so long as the total number of Ipsen Registrable Securities exceeds ten percent (10%) of the total number of outstanding shares of Common Stock, the provisions of this Section 2.6 may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), with and only with the written consent of (i) the Company, (ii) the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares) if at the time of such amendment or waiver, the total number of Registrable Securities (not including the Founder Shares) exceeds ten percent (10%) of the total number of outstanding shares of Common Stock, and (iii) the Ipsen Holders holding a majority-in-interest of the then-outstanding Ipsen Registrable Securities; provided, however, that (x) if such waiver or amendment materially and adversely affects the rights of the Holders of Founder Shares and does not materially and adversely affect the rights of all other Holders of Registrable Securities in the same manner, then such waiver or amendment shall require the consent of the Holder or Holders of a majority-in-interest of the then-outstanding Founder Shares (it being agreed that a waiver of the provisions of this Section 2.6 with respect to a particular registration shall be deemed to apply to all Holders in the same manner if such waiver does so by its terms, notwithstanding the fact that certain Holders or Ipsen Holders may nonetheless, by agreement with the Company, include Registrable Securities in such registration), and (y) if at the time of such amendment or waiver the total number of Registrable Securities (not including the Founder Shares) is less than ten percent (10%) of the total number of outstanding shares of Common Stock and the written consent of the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares) is not required to give effect to such amendment or waiver by operation of subclause (ii) of this Section 2.6(d), and such waiver or amendment materially and adversely affects the rights of the Holders of Registrable Securities and does not materially and adversely affect the rights of the Ipsen Holders in the same manner, then such waiver or amendment shall require the consent of the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares). With the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Section 2.6.

2.7 Registration on Form S-3.

(a) If any Holder or Holders request in writing that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall:

(i) promptly give to each Holder written notice hereof; and

(ii) use commercially reasonable efforts to cause such Registrable Securities to be so registered; provided, however, that the Company shall not be required to effect a Form S-3 registration within 180 days of the effective date of a prior registration statement under the Securities Act and shall not be required to effect more than two (2) such registrations in any twelve (12) month period.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7:

(i) in any particular jurisdiction in which the Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) if the Company, within ten (10) days of the receipt of the request of the initial Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction) (which period shall extend to the date that is six (6) months immediately following the effective date of any such registration statement), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iii) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed and is therefore essential to defer the filing of such registration statement, then the Company shall have a right to defer such filing for a period not to exceed 120 days from the receipt of the written request to file such registration by such Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder of the Company during such 120 day period (other than a Kingsbridge Registration, an Ipsen Registration, a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

(c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.7 and the Company shall include such information in the written notice referred to in Section 2.7(a). The provisions of Section 2.5(b) shall be applicable to such request (with the substitution of Section 2.7 for references to Section 2.5)

2.8 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.5, 2.6 and 2.7 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.5 and 2.7 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.5 and 2.7 are no longer satisfied (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.5; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request for registration and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 2.5 or 2.7. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of shares so registered.

2.9 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

(a) Prepare and file with the Commission a registration statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to ninety (90) days or, if earlier, until the distribution contemplated in such registration statement has been completed;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) In the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

(h) Cause all such Registrable Securities registered pursuant hereunder to be listed on a national exchange or trading system and on each securities exchange and/or trading system on which similar securities issued by the Company are then listed.

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

2.10 Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors. members, managers, grantors to a trust that is an Investor, advisors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), joint or several, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Company in connection with any such registration and the Company will reimburse each such Holder, each of its officers, directors, members, managers, grantors to a trust that is an Investor, advisors, partners and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action within a reasonable time of such expenses having been incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter specifically for use therein, or the failure of any Holder to deliver a prospectus that was delivered to the Holder prior to a sale or sales by the Holder.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other Holder selling securities covered by such registration statement, and each of the officers, directors, partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action within a reasonable time of such expenses having been incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received in the ordinary course by such Holder from the sale of Registrable Securities covered by such registration statement unless such liability resulted from willful misconduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.10(b).

(c) Each party entitled to indemnification under this Section 2.10 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless, provided that the Indemnifying Party shall not bear the expense of more than one separate counsel in such event. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for paragraphs (a) through (c) of this Section 2.10 is unavailable to hold harmless an Indemnified Party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received in the ordinary course by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

2.11 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Section 2.

2.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration or pursuant to a registration on Form S-3, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

(b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) As long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (if at such time it so qualifies), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration or pursuant to such form.

2.13 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 2.5, 2.6 and 2.7 may be assigned to a transferee or assignee (a) in connection with any transfer or assignment by a Holder of more than 1,000,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, subdivisions, combinations, recapitalizations and the like after the date of this Agreement), or to any transferee or assignee who is (i) an “affiliate” (as defined in Rule 405 under the Securities Act) or a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder or (ii) a member of Holder’s immediate family or a trust for the benefit of a Holder who is an individual; provided that (b)(i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and (iii) the assignee or transferee enters into a written agreement with the Company whereby the assignee or transferee agrees to be bound by the terms of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action hereunder.

2.14 Reserved.

2.15 Termination of Registration Rights.

(a) Subject to the provisions of Section 2.15(b), the rights granted under this Section 2 shall terminate on the earlier to occur of the following: (i) March 22, 2009 (the “General Termination Date”); or (ii) with respect to a particular Holder, when such Holder is eligible to sell all of its Registrable Securities (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 under the Securities Act) within a 90 day period in reliance on Rule 144 under the Securities Act.

(b) Notwithstanding Section 2.15(a), if on the General Termination Date any Genentech Common Shares shall constitute Registrable Securities hereunder, the rights granted under this Section 2 (other than the rights granted under Sections 2.6 and 2.16 hereof) with respect to such Genentech Common Shares shall continue until the earlier to occur of the following: (i) the third anniversary of the Final Genentech Closing; or (ii) with respect to a particular Holder of Genentech Common Shares, when such Holder is eligible to sell all of its Genentech Common Shares (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 under the Securities Act) within a 90 day period in reliance on Rule 144 under the Securities Act. For the avoidance of doubt, it is understood and agreed that the rights granted under Sections 2.6 and 2.16 hereof shall in all cases terminate in accordance with the provisions of Section 2.15(a).

2.16 Limitations on Subsequent Registration Rights. Prior to the General Termination Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights that are senior or pari passu to the registration rights granted to the Registrable Securities hereunder without the consent of the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares), unless such holder derives its rights as an additional Holder hereunder pursuant to Section 5.2 below.

3. Reserved.

4. Reserved.

5. Miscellaneous.

5.1 Amendments and Waivers. Subject to the provisions of Section 2.6(d), with the written consent of (i) the Company and (ii) the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares), the obligations of the Company and the rights of the holders of the Registrable Securities under this Agreement may be waived or amended (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely); provided, however, that if such waiver or amendment materially and adversely affects the rights of the Holders of Founder Shares and does not materially and adversely affect the rights of all other Holders of Registrable Securities in the same manner, then such waiver or amendment shall require the consent of the Holder or Holders of a majority-in-interest of the then-outstanding Founder Shares (it being agreed that a waiver of the provisions of Section 2.6 with respect to a particular registration shall be deemed to apply to all Holders in the same manner if such waiver does so by its terms, notwithstanding the fact that certain Holders may nonetheless, by agreement with the Company, include Registrable Securities in such registration). With the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Notwithstanding anything to the contrary set forth herein, no waiver, amendment or modification may be made to Section 2.15(b) of this Agreement without the express written consent of Genentech and the Company.

5.2 Additional Parties. Subject to Section 2.16 above, the parties hereto agree that additional holders of securities of the Company may, with the written consent of the Company and Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares), be added as parties to this Agreement with respect to any or all securities of the Company held by such additional holders, and shall thereupon be deemed for all purposes “Holders” hereunder. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Holder for purposes of this Agreement.

5.3 Reserved.

5.4 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement; provided that all such affiliated entities shall designate in writing a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action hereunder, and shall provide notice of any such designation to the Company.

5.5 Stock Splits. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

5.6 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California.

5.7 Successors and Assigns. Except as otherwise provided herein, this Agreement is for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.8 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein and all other written or oral agreements existing between the parties hereto with respect to the matters set forth herein (including the Prior Agreement) are expressly cancelled.

5.9 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered mail, certified mail (return receipt requested) or by internationally recognized express courier (e.g., Federal Express), postage prepaid, or sent by fax or electronic mail or otherwise delivered by hand or by messenger addressed:

(a) if to an Investor, at the Investor’s address or fax number set forth on Exhibit A hereto, or at such other address as such Investor shall have furnished to the Company;

(b) if to the Company, one copy should be sent to its address or fax number of record and addressed to the attention of the General Counsel, or at such other address or fax number as the Company shall have furnished to the parties hereto, with a copy to: Cooley Godward Kronish LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, Attention: Suzanne Sawochka Hooper, Facsimile: (650) 849-7400; or

(c) if to a Founder, at the Founder’s address or fax number set forth on Exhibit B hereto, or at such other address as such Founder shall have furnished to the Company.

(d) Each such notice shall for all purposes of this Agreement be treated as effective or having been given on the earliest to occur of the following:

(i) The date of personal delivery or delivery by messenger;

(ii) One (1) Business Day after transmission by facsimile, with confirmation of transmission and copy by first class mail, postage prepaid;

(iii) One (1) Business Day after deposit with an internationally recognized express courier for United States deliveries, or three (3) Business Days after such deposit for deliveries outside of the United States; or

(iv) Three (3) Business Days after deposit in a regularly maintained receptacle for the deposit of the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

5.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.12 Counterparts. This Agreement may be signed and delivered in two or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the day and year first set forth above.

COMPANY:		INVESTORS:

TERCICA, INC.		MPM BIOVENTURES III, LP
		By:	MPM BioVentures III GP, L.P., its General Partner
By:	/s/ Stephen N. Rosenfield	By:	MPM BioVentures III LLC, its General Partner
Stephen N. Rosenfield
Executive Vice President of Legal Affairs, General Counsel and Secretary
		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

MPM BIOVENTURES III-QP, LP
		By:	MPM BioVentures III GP, L.P., its General Partner
		By:	MPM BioVentures III LLC, its General Partner

		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

MPM BIOVENTURES III PARALLEL FUND, LP
		By:	MPM BioVentures III GP, L.P., its General Partner
		By:	MPM BioVentures III LLC, its General Partner

		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG
By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2002 BVIII LLC

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

PROSPECT VENTURE PARTNERS II, L.P.
By:	Prospect Management Co. II, LLC, its General Partner

/s/ Alex Barkas
(Signature)

Alex Barkas, Managing Member
(Name and title of signatory)

PROSPECT ASSOCIATES II, L.P.
By:	Prospect Management Co. II, LLC, its General Partner

/s/ Alex Barkas
(Signature)

Alex Barkas, Managing Member
(Name and title of signatory)

RHO VENTURES IV, L.P.
By:	Rho Management Ventures IV, L.L.C., General Partner

/s/ Mark Leschly
(Signature)

Mark Leschly, Managing Member
(Name and title of signatory)

RHO VENTURES IV (QP), L.P.
By:	Rho Management Ventures IV, L.L.C., General Partner

/s/ Mark Leschly
(Signature)

Mark Leschly, Managing Member
(Name and title of signatory)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

RHO VENTURES IV GMBH & CO. BETILIGUNGS KG
By:	Rho Capital Partners Verwaltungs GmbH, General Partner

/s/ Mark Leschly
(Signature)

Mark Leschly, Managing Member
(Name and title of signatory)

RHO MANAGEMENT TRUST I
By:	Rho Capital Partners, Inc., as Investment Adviser

/s/ Mark Leschly
(Signature)

Mark Leschly, Managing Member
(Name and title of signatory)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

GENENTECH INC.

/s/ David A. Ebersman
(Signature)

David A. Ebersman, EVP and CFO
(Name and title of signatory)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

FOUNDERS:

By:	/s/ John A. Scarlett III
JOHN A. SCARLETT III

THE JOHN A. SCARLETT III, 1999 TRUST

/s/ James A. Williams
(Signature)

James A. Williams, Trustee
(Name and title of signatory)

THE SUSAN E. SCARLETT 1999 TRUST

/s/ James A. Williams
(Signature)

James A. Williams, Trustee
(Name and title of signatory)

BOAT HARBOUR LTD.

(Signature)

(Name and title of signatory)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

INVESTORS

Rho Ventures IV, L.P.

152 W. 57th Street, 23rd Floor

New York, NY 10019

Rho Ventures IV GmbH & Co. Betiligungs KG

152 W. 57th Street, 23rd Floor

New York, NY 10019

Rho Ventures IV (QP), L.P.

152 W. 57th Street, 23rd Floor

New York, NY 10019

Rho Management Trust I

152 W. 57th Street, 23rd Floor

New York, NY 10019

Genentech, Inc.

1 DNA Way

South San Francisco, CA 94080-4990

Care Capital Investments II, LP

47 Hulfish Street, Ste 310

Princeton, NJ 08542

Fax: (609) 683-5787

MedImmune Ventures, Inc.

35 West Watkins Mill Rd.

Gaithersburg, MD 20878

Attn: Legal Affairs

Fax: (240) 632-4189

MPM Asset Management Investors 2002 BVIII LLC

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

MPM BioVentures III Parallel Fund, LP

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

MPM BioEquities Master Fund, LP

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

MPM BioEquities Fund GmbH & Co. KG

111 Huntington Avenue, 31st

Floor Boston, MA 02199

Fax: (617) 425-9201

MPM BioVentures III, LP

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

MPM BioVentures III-QP, LP

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

MPM BioVentures III GmbH & Co. Parallel-Beteiligungs KG

111 Huntington Avenue, 31st Floor

Boston, MA 02199

Fax: (617) 425-9201

Prospect Venture Partners II, L.P.

435 Tasso St. #200

Palo Alto, CA 94301

Prospect Associates II L.P.

435 Tasso St. #200

Palo Alto, CA 94301

T-Bolaget

Box 110 28

Sôdra Hamngatan 23

SE-404 21

Gôteborg Sweden

Texcel International AB

P.O. Box 5712

SE-114 87 Stockholm

Sweden

WS Investment Company, LLC (2003A)

650 Page Mill Road

Palo Alto, CA 94304

WS Investment Company, LLC (2003C)

650 Page Mill Road

Palo Alto, CA 94304

Ken Clark

c/o Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

Fax: (650) 493-6811

Selim Day

c/o Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

Fax: (650) 493-6811

Three Crowns Capital

c/o Peter Svennilson

60 Rutland Gate

London

SW7 1PJ

UK

EXHIBIT B

FOUNDERS

The John A. Scarlett III, 1999 Trust

515 Congress Avenue, Suite 2300

Austin, TX 78701

The Susan E. Scarlett 1999 Trust

515 Congress Avenue, Suite 2300

Austin, TX 78701

John A. Scarlett III

515 Congress Avenue, Suite 2300

Austin, TX 78701

Boat Harbour Ltd., c/o Ross Clark

25 Glen Road

Devonport

AUCKLAND

Olle Isaksson

Sahlgrenska University Hospital

RCEM / Medicinkliniken

Grona Straket 8

SE-413 45

Goteborg

SWEDEN

Fax: 46 31 82 1524

The H.S. & G.P. Moore Trust No. 1

6-8 Nugent St

PO Box 8729

Symonds St

AUCKLAND